BANC OF AMERICA FUNDS TRUST

Supplement dated June 4, 2008 to the following

Prospectuses dated March 1, 2008, as revised March 7, 2008

and Statement of Additional Information dated March 1, 2008

Banc of America Retirement 2005 Portfolio

Banc of America Retirement 2010 Portfolio

Banc of America Retirement 2015 Portfolio

Banc of America Retirement 2020 Portfolio

Banc of America Retirement 2025 Portfolio

Banc of America Retirement 2030 Portfolio

Banc of America Retirement 2035 Portfolio

Banc of America Retirement 2040 Portfolio

(each a “Portfolio” and together the “Portfolios”)

The second paragraph under the section entitled “Management of the Portfolios – Primary Service Providers – The Advisor” in the above prospectuses is hereby revised and replaced in its entirety with the following language:

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Portfolios, determining what securities and other investments the Portfolios should buy or sell and executing the Portfolios’ portfolio transactions. Although the Advisor is responsible for the investment management of the Portfolios, the Advisor may delegate certain of its duties to one or more investment sub-advisors. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. The Advisor may also use the research and other expertise of other affiliates and third parties in managing the Portfolios’ investments.

Additionally, the following is added to the first paragraph of the section entitled “Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Services Provided” in the above Portfolios’ Statement of Additional Information:

In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. Columbia Management Pte. Ltd. is not registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended. Columbia Management Pte. Ltd. has entered into a Memorandum of Understanding (“MOU”) with the Advisor pursuant to which Columbia Management Pte. Ltd. is considered a “participating affiliate” of the Advisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered investment advisor. Investment professionals from Columbia Management Pte. Ltd. may render portfolio management or research services to clients of the Advisor, including the Portfolios, under the MOU, and are subject to supervision by the Advisor.

INT-47/154030-0608